Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended July 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$1,842,923
Unrealized Gain (Loss) on Market Value of Commodity Futures	113,999
Dividend Income	4,774
Interest Income	6
ETF Transaction Fees	700
Total Income (Loss)	$1,962,402

Expenses
Management Fees	$160,897
Professional Fees	18,794
Brokerage Commissions	17,288
Directors' Fees and insurance	4,158
SEC & FINRA Registration Expense	3,363
Total Expenses	$204,500
Net Income (Loss)	$1,757,902

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/21	$234,673,948
Additions (150,000 Shares)	6,003,054
Net Income (Loss)	1,757,902

Net Asset Value End of Month	$242,434,904
Net Asset Value Per Share (5,950,000 Shares)	$40.75

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended July 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(3,265,851)
Unrealized Gain (Loss) on Market Value of Commodity Futures	14,955,556
Dividend Income	5,927
Interest Income	4
ETF Transaction Fees	3,500
Total Income (Loss)	$11,699,136

Expenses
Management Fees	$161,017
Professional Fees	34,355
Brokerage Commissions	11,957
Directors' Fees and insurance	5,178
SEC & FINRA Registration Expense	12,046
Total Expenses	$224,553
Net Income (Loss)	$11,474,583

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/21	$306,368,077
Additions (900,000 Shares)	24,931,630
Withdrawals (1,600,000 Shares)	(41,981,140)
Net Income (Loss)	11,474,583

Net Asset Value End of Month	$300,793,150
Net Asset Value Per Share (10,950,000 Shares)	$27.47

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended July 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(1,422,928)
Unrealized Gain (Loss) on Market Value of Commodity Futures	15,069,555
Dividend Income	10,701
Interest Income	10
ETF Transaction Fees	4,200
Total Income (Loss)	$13,661,538

Expenses
Management Fees	$321,914
Professional Fees	53,149
Brokerage Commissions	29,245
Directors' Fees and insurance	9,336
SEC & FINRA Registration Expense	15,409
Total Expenses	$429,053
Net Income (Loss)	$13,232,485

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/21	$541,042,025
Additions (1,050,000 Shares)	30,934,684
Withdrawals (1,600,000 Shares)	(41,981,140)
Net Income (Loss)	13,232,485

Net Asset Value End of Month	$543,228,054

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596